Exhibit 99.1

Worksport Finalizing Negotiations for World-Class Manufacturing Facility

TORONTO – April 29, 2021 — Worksport Ltd (OTC: WKSP) (or the “Company”) is excited to update its investors, shareholders, and supporters that it is in the final stages of negotiations for the leasing of their brand-new manufacturing facility. This major strategic manufacturing investment will provide the necessary infrastructure to support the Company’s growth while mass-producing its TerraVis™ tonneau cover systems & TerraVis COR™ battery systems, the former to be fully assembled in Canada. Once finalized, this move will facilitate unique, valuable opportunities that will afford Worksport’s business to grow into the space.

One of the most important operational facets of the Company has always been to ensure scalability in Worksport’s manufacturing processes. This factory will not only support Worksport’s forthcoming rapid operational acceleration but will also aid in preventing unnecessary spend during these times. “As Worksport’s business develops and makes more profit from the increased capacity that this facility will provide, the Company will have the wherewithal to expand operations without hurting its bottom line in the process,” states Worksport CEO Steven Rossi.

It is also worth noting that along with the forthcoming finalization of the lease on Worksport’s Canadian facility, there will be an opportunity for Worksport™ to work alongside an established manufacturer in the North American automotive space. More details surrounding the finalization of the lease and subsequent agreements will follow shortly.

To stay up-to-date on all the latest Worksport™ news… investors, shareholders, and supporters are encouraged to follow the company’s social media accounts on Twitter, Facebook, LinkedIn, and Instagram, as well as sign up for the company’s newsletters at www.worksport.com and www.goterravis.com. Worksport™ will continue to update investors, shareholders, and supporters to maintain the highest level of disclosure and information dissemination as Worksport continues to grow and develop at a very rapid pace.

About Worksport Ltd.

Worksport Ltd. (currently OTCQB: WKSP) develops and manufactures high quality, modular, attractively priced tonneau covers and solar-powered systems for light-duty trucks such as the Sierra, Silverado, Canyon, RAM, Ford F-Series, et al. and consumer adventures & emergency/ disaster-recovery purposes, where portable energy is a necessity. The modular, redefining Worksport TerraVis™ tonneau cover system is being mindfully designed for the jobsite contractor and off-road, light-duty trucker - for work and play - to sustainably supply extra energy for those additional miles. Its allied TerraVis COR™ mobile energy storage system (ESS), expected to launch by end of 2021, will be another redefining product targeted for vacationers, second-home owners, and campers. Plans are also being constructed to address the dire adoption & scaling needs of the EV markets with grid micro-charging stations to provide convenience and efficiency in recharging to smaller form-factor EVs. For more information, please visit www.worksport.com and www.goterravis.com.

Connect with Worksport:

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For further information please contact:

Faran Ali

Business Development Manager

Worksport Ltd

T: 1-888-554-8789

E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to the view of management of the Company concerning its business strategy, an up listing to a national exchange, future operating results and liquidity and capital resources outlook. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. No Stock Exchange or Regulation Services Provider accepts responsibility for the adequacy or accuracy of this release.